PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.

                                                                  EXHIBIT 10.12


                       AMENDMENT NO. 2 TO SUPPLY AGREEMENT

      THE AMENDMENT NO. 2 TO THE SUPPLY AGREEMENT (the "Amendment") is made and entered into effective January 21, 2003 (the "Effective Date"), by and between Kyocera Wireless Corp., a Delaware corporation ("Kyocera") and Brightstar Corporation, a Delaware corporation ("Purchaser"'), with respect to the following facts:

                                    RECITALS

A. Kyocera and Purchaser previously entered into that certain Supply Agreement dated September 1, 2000, as amended (the "Agreement").

B. By this Amendment, Kyocera and Purchaser desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the promises set forth, herein, Kyocera and Purchaser agree as follows:

1.    The term of the Agreement is hereby extended to December 31, 2003.

2.    The following shall replace in its entirety the second paragraph of
      Section 7 ("Price and Payment Terms"):

      "With respect to each P.O. accepted by Kyocera, Kyocera will invoice Purchaser for Product purchased upon delivery of such Product to the Shipping Location, and Purchaser shall pay all such invoices by or wire transfer within [***] days after the invoice date. Kyocera reserves the right to require reasonable assurances of payment by Purchaser, e.g,, funded financially by a financial institution acceptable to Kyocera or letter of credit from a reputable bank provided by purchaser to Kyocera not later than [***] days prior to the schedule delivery date, Kyocera may, from time to time evaluate purchaser's credit standing and on that basis, establish a credit limit to accommodate Purchaser's issuance of P.O.s as herein provided. Purchaser Shall provide any reasonable assistance requested by Kyocera to make such evaluation,"

3. Except as modified by this Amendment, the Agreement shall continue in full force and effect as written.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

KYOCERA WIRELESS CORP.                 BRIGHTSTAR CORPORATION

By /s/ Dave Whalen                    By /s/ Raul Marcelo Claure
  ---------------------------------     ---------------------------------
Name: Dave Whalen                     Name: Marcelo Claure
     ------------------------------        ------------------------------
Title: CVP                            Title: President and CEO
     ------------------------------         -----------------------------

Kyocera Wireles Corp.

Proprietary/Confidential

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